Other Income and Expense Items (Tables)	6 Months Ended
Dec. 31, 2019
Other Income And Expense Items
Schedule of Other Income
(a)	Other income

	Consolidated entity
	31 December 2019 $	31 December 2018 $
R&D Grant Income (i)	400,000	186,000
Other	47,756	152,588
	447,756	338,588

(i)	Government grants

The group’s research and development activities are eligible under an Australian government tax incentive for eligible expenditure. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme. Amounts are recognised when it has been established that the conditions of the tax incentive have been met and that the expected amount can be reliably measured. For the half year ended 31 December 2019, the group has included an item in other income of $400,000 (2018: $186,000) to recognise income over the period necessary to match the grant on a systematic basis with the costs that they are intended to compensate.